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                                                                    EXHIBIT 24.1

                                  POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of William J. Cadogan, Robert E. Switz and David F. Fisher, with full power to each to act without the other, his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of ADC Telecommunications, Inc. (the "Company") relating to an aggregate of 100,000 shares of Company Common Stock that may be issued from time to time to certain option holders, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on this 24th day of July, 1997, by the following persons.


/s/ William J. Cadogan                      /s/ Robert E. Switz
--------------------------                  ----------------------------
William J. Cadogan                          Robert E. Switz


/s/ Charles T. Roehrick                     /s/ James C. Castle, Ph.D
--------------------------                  ----------------------------
Charles T. Roehrick                         James C. Castle, Ph.D.


                                            /s/ B. Kristine Johnson
--------------------------                  ----------------------------
Thomas E. Holloran                          B. Kristine Johnson


/s/ Charles W. Oswald                       /s/ Irene M. Qualters
--------------------------                  ----------------------------
Charles W. Oswald                           Irene M. Qualters


                                            /s/ Jean-Pierre Rosso
--------------------------                  ----------------------------
Alan E. Ross                                Jean-Pierre Rosso


/s/ Donald M. Sullivan                      /s/ Warde F. Wheaton
--------------------------                  ----------------------------
Donald M. Sullivan                          Warde F. Wheaton


/s/ John D. Wunsch
--------------------------
John D. Wunsch